SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2021
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS On July 26, 2021, Brookfield Asset Management completed its previously announced acquisition of all of the LP units of BPY that it did not previously own. The LP Units were delisted from the TSX and Nasdaq at market close on July 26, 2021. Based on unitholder elections, together with the amounts owing to holders of BPYU shares, an aggregate of 51,971,192 units were elected for cash, 271,358,615 units were elected for BAM class A limited voting shares (“BAM shares”) and 17,970,971 units were elected for BPY preferred units with a liquidation preference of $25.00 per unit (“BPY preferred units”). The BPY preferred units began trading on the TSX (BPYP.PR.A) and Nasdaq (BPYPM) on July 27, 2021. As holders elected to receive more BAM shares than were available under the transaction, unitholders that elected to receive BAM shares received 54.5316% of the aggregate BAM shares they elected to receive and the balance was delivered 93.05% in cash and 6.95% in BPY preferred units. Unitholders who made an election to receive 100% of their consideration in one of the three available options received, respectively per BPY Unit i) 100% cash election: $18.17 in cash ii) 100% BAM shares election: $7.69 in cash, 0.2185 BAM shares and 0.0230 in BPY preferred units iii) 100% BPY preferred units: 0.7268 BPY preferred units. Cash consideration of $3.0 billion was funded by Brookfield Asset Management to BPY prior to closing in exchange for Redeemable/Exchangeable Partnership Units and common equity of a BPY subsidiary. 59,279,263 BAM Class A shares and 19,287,783 BPY preferred units were issued to public Unitholders in connection with the transaction. The BPY preferred units will be classified as a liability on the balance sheet.